UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2009

RCM Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10245 (Commission File Number)	95-1480559 (I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 4.01.      Changes in Registrant’s Certifying Accountant.

(a)     Previous Independent Registered Public Accounting Firm.

     (i)     On July 13, 2009, RCM Technologies, Inc. (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm.

     (ii)     The reports of Grant Thornton on the Company’s financial statements and financial statement schedule for the fiscal years ended December 27, 2008 and December 29, 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii)     The Company’s Audit Committee recommended and approved the decision to change independent registered public accounting firms.

     (iv)     In connection with the audits of the Company’s financial statements for each of the two most recently completed fiscal years and through July 13, 2009, there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of such disagreement(s) in connection with its report. During the same period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     (v)     The Company has requested that Grant Thornton furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. Such letter is filed hereunder as Exhibit 16.1.

(b)     New Independent Registered Public Accounting Firm.

     (i)     On July 13, 2009 and effective the same date, on the recommendation of the Company’s Audit Committee, the Company engaged Amper, Politziner & Mattia, LLP (“Amper”) as its independent registered public accounting firm to audit the Company’s financial statements as of and for the fiscal year ending January 2, 2010 and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ended June 27, 2009.

     (ii)     During the two most recent fiscal years and through July 13, 2009, the Company has not consulted with Amper regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, or regarding any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.      Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit Number
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission regarding change in certifying accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: July 16, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission regarding change in certifying accountants.